SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2003

SUSQUEHANNA BANCSHARES, INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

            Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On January 21, 2003, Susquehanna Bancshares, Inc. (“Susquehanna”) issued a press release announcing financial results for its fourth quarter and fiscal year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:
99.1    Press release, dated January 21, 2003.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC. (Registrant)

By:	/s/ Drew K. Hostetter Drew K. Hostetter
Executive Vice President & CFO

Dated: January 21, 2003

Exhibit Index

Exhibit

99.1    Press Release, dated January 21, 2003.